UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
AFFILIATED MANAGERS GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒    No fee required

☐    Fee paid previously with preliminary materials

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Affiliated Managers Group, Inc. 2024 Annual Meeting Vote by May 21, 2024 11:59 PM EDT AMG Affiliated Managers Group, Inc. 777 South Flagler Drive West Palm Beach, FL 33401 V42799-P08296 You invested in AFFILIATED MANAGERS GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 22, 2024. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 22, 2024. 9:00 AM EDT. Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect nine directors of the Company to serve until the 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Nominees: 1a. Karen L. Alvingham FOR 1b. Dwight D. Churchill FOR 1c. Annette Franqui FOR 1d. Jay C. Horgen FOR 1e. Reuben Jeffery III FOR 1f. Felix V. Matos Rodriguez FOR 1g. Tracy P. Palandjian FOR 1h. David C. Ryan FOR 1i. Loren M. Starr FOR 2. To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers. FOR 3. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting form for the current fiscal year. FOR NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V42800-P08296